Exhibit 10.10

After Recording Return To:

Greenberg Traurig, P.A.
5100 Town Center Circle, Suite 400
Boca Raton, Florida  33486
Attn: Jeffery Bahnsen, Esq.

Space above this line reserved for Recorder's use

MINING DEED

THIS MINING DEED (this "Deed"), made this 8th day of February, 2011, by and between JAMES M. CLEMENTS, whose address is 3643 Baker Street, San Diego, CA, 92117 (hereinafter referred to as "Grantor") and WILDCAT MINING CORPORATION, whose address is 1630 Ringling Blvd., Sarasota, FL 34236 (hereinafter referred to as "Grantee")

WITNESSETH, that Grantor, for and in consideration of the sum of $10.00 Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, has granted, bargained, sold and conveyed, and by these presents does grant, bargain, sell, and convey unto Grantee and its successors and assigns forever, all mining claims and property interests, together with improvements, if any, situate, lying and being in the County of La Plata, State of Colorado, as more particularly described as follows:

All of the following described lode mining claims situate, lying and being in the California Mining District, La Plata County, Colorado, to-wit:

Name of Claim (Patented Lode)	Patent U.S. Survey Number
Idaho Millsite	18320
Idaho Millsite No. 1	18321
Idaho Millsite No. 2	18321
Alpine	18321
Lord Kitchener	17108
Hartford	17108
Gertrude	16616
Good Hope	17124
Sunrise	17124
Cathryn	16616
Midnight	19646
Helen	19515
Midnight No. 2	19646
Pay Day	19516 "A"
Pay Day Millsite	19516 "B"

TOGETHER with all the dips, spurs, angles, and variations, and all the metal, ore, gold and silver bearing rock, and earth therein, and all and singular the rights, tenements, hereditaments, easements, appendages, ways, privileges and appurtenances, if any, thereto belonging, or in any wise appertaining, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof; and all the estate, right, title, interest, claim and demand whatsoever of the Grantor, either in law or in equity, of, in and to the above bargained and described mining claims and property interests.

THIS Deed is executed by Grantor and accepted by Grantee subject to the liens, encumbrances and other matters described on the attached Exhibit "A" (collectively, the "Permitted Exceptions").

TO HAVE AND TO HOLD the said mining claims and property interests above bargained and described with the appurtenances, unto Grantee and its successors and assigns forever.  Grantor, for itself, its successors and assigns, does covenant and agree that it shall and will warrant and forever defend the above bargained and described mining claims and property interests, subject to the Permitted Exceptions, in the quiet and peaceable possession of the Grantee and its successors and assigns.

IN WITNESS WHEREOF, Grantor has executed this Deed as of the 8th day of February 2011.

/s/ James M. Clements
James M. Clements

STATE OF CALIFORNIA                                                      )
)  ss.
COUNTY OF _San Diego___                                                      )

On February 8th, 2011,  before me, S.Nowell, Notary Public, personally appeared James M. Clements, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal

  /s/ S.  Nowell      Commission Exp. 1/1/15
Notary Public

EXHIBIT "A"

Permitted Exceptions

1.            Provisions and reservations contained in the following listed patents from the United States of America, as follows:

FIRST: That the premises hereby granted shall be held subject to any vested and accrued water rights for mining, agricultural, manufacturing or other purposed, and rights to ditches and reservoirs used in connection with such water rights as may be recognized and acknowledged by the local laws, customs and decision of the courts. And there is reserved from the lands hereby granted a right of way thereon for ditches or canals constructed by the authority of the United States.

SECOND: That in the absence of necessary legislation by Congress, the Legislature of Colorado may have provided rules for working the mining claims or premises hereby granted, involving easements, drainage and other necessary means to its complete development.

BOOK/PLACE	RECORDING DATE
151/346	02/17/17
139/275	01/26/14
144/321	01/10/16
38/69	07/06/05
38/67	06/05/05
38/68	07/06/05
144/459	04/25/16
38/138	08/09/35
38/101	08/25/10

2.           Any lien, easement, right, interest, or claim shown by the public records as of the date of this Deed.